Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 4 AND WAIVER NO. 2 TO THE CREDIT AGREEMENT

Dated as of October 10, 2007

AMENDMENT NO. 4 AND WAIVER NO. 2 TO THE CREDIT AGREEMENT (this “Amendment and Waiver”) among Pierre Foods, Inc., a North Carolina corporation (the “Borrower”), the Lenders (as hereinafter defined) party hereto, Wachovia Bank, National Associations (“Wachovia”), as collateral agent (the “Collateral Agent”), and Wachovia, as administrative agent (the “Administrative Agent”; together with the Collateral Agent, the “Agents”).

PRELIMINARY STATEMENTS:

(1)           The Borrower, certain financial institutions and other persons from time to time parties thereto (collectively, the “Lenders”) and the Agents have entered into that certain Credit Agreement dated as of June 30, 2004, as amended by Amendment No. 1 dated as of April 3, 2006, Amendment No. 2 dated as of August 21, 2006 and Amendment No. 3 dated as of December 11, 2006  (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”; capitalized terms used herein but not defined shall be used herein as defined in the Credit Agreement).

(2)           The Borrower has requested that the Required Lenders agree (a) to waive the Event of Default under Section 8.01(b)(i) of the Credit Agreement that has occurred and is continuing as a result of the failure by the Borrower to comply with the financial covenants set forth in Section 7.10 of the Credit Agreement for the period from December 2, 2006 through September 1, 2007, and (b) to amend certain provisions of the Credit Agreement as set forth herein.

(3)           Subject to the terms and conditions hereinafter set forth, the Required Lenders have indicated their willingness to agree to the waiver and amendments of the Credit Agreement set forth herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1.           Waiver.  Effective as of the Amendment and Waiver Effective Date (as hereinafter defined), the Required Lenders hereby waive any Event of Default under Section 8.01(b)(i) of the Credit Agreement that has occurred and is continuing as a result of the failure of the Borrower to comply with Section 7.10(a) of the Credit Agreement for the period of four fiscal quarters ended September 1, 2007.

SECTION 2.           Amendments.  Effective as of the Amendment and Waiver Effective Date, the Credit Agreement is hereby amended as follows:

(a)   Section 1.01 of the Credit Agreement is hereby amended by inserting in alphabetical order a new definition to read as follows:

“Amendment and Waiver Effective Date” means October 10, 2007.

(b)   Clause (a) of the definition of “Applicable Margin” set forth in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

“(a)         with respect to the Term B Facility, a per annum rate equal to (i) if the Borrower has a corporate family rating and a corporate rating greater than or equal to B2 and B from, respectively, Moody’s and S&P, (A) in respect of Eurodollar Rate Loans, 3.75% and (B) in respect of Base Rate Loans, 2.75% and (ii) otherwise, (A) in respect of Eurodollar Rate Loans, 4.00% and (B) in respect of Base Rate Loans, 3.00%; and”.

(c)           Clause (b) of the definition of “Applicable Margin” set forth in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the table set forth therein and replacing it with the following table:

Applicable Margin
Pricing Level	Consolidated Leverage Ratio	Eurodollar Rate + Letters of Credit	Base Rate +
1	≥5.0:1.0	4.00%	3.00%
2	≥4.50:1.0 but <5.0:1.0	3.75%	2.75%
3	<4.5:1.0	3.50%	2.50%

and (ii) adding the following paragraph at the end of clause (b):

“Anything contained herein to the contrary notwithstanding, in the event that any Compliance Certificate delivered pursuant to Section 6.02(b) is shown to be inaccurate (regardless of whether this Agreement or any Commitments are in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin with respect to any Loans for any period (an “Applicable Period”) than the Applicable Margin applied for such Applicable Period, then the Borrower shall (i) immediately deliver to the Administrative Agent a corrected Compliance Certificate for such Applicable Period, (ii) determine the Applicable Margin with respect to such Loans for such Applicable Period based upon the corrected Compliance Certificate, and (iii) immediately pay to the Administrative Agent the accrued additional interest owing as a result of such increased Applicable Margin for such Applicable Period, which payment shall be promptly distributed to the Appropriate Lenders.  This provision shall not limit the rights of the Administrative Agent and the Lenders with respect to Section 2.08(b) and Article VIII.”

(d)           The definition of “Consolidated EBITDA” set forth in Section 1.01 of the Credit Agreement is hereby amended by (A) deleting the “and” before clause (ix) thereof and amending clause (ix) to read as follows:

“(ix) any purchase accounting adjustments, adjustments for synergies resulting from the acquisition of the Acquired Assets and other adjustments, in each case as specifically set forth on Schedule IV hereto;”

and (B) adding a new clause (x) thereto to read as follows:

“and (x) up to $2,000,000 for the period from the Amendment and Waiver Effective Date until the date that is twelve months following the Amendment and Waiver Effective Date for expenses associated with the integration of the Acquired Assets and other one-time expenses.”

(e)           The first sentence of Section 2.05(a)(i) of the Credit Agreement is hereby amended by (i) deleting the word “and” before clause (B) thereof, and (ii) inserting a new clause (C) at the end of such sentence to read as follows:

“; and (C) other than any optional prepayment made with Excess Cash Flow, any prepayment of Term B Loans pursuant to this Section 2.05(a) that is made on or prior to the first anniversary of the Amendment and Waiver Effective Date shall be accompanied by a premium such that the aggregate amount of such prepayment shall be equal to 101% of the principal amount prepaid”.

(f)            Section 2.05(b) of the Credit Agreement is hereby amended by inserting a new clause (x) at the end thereof to read as follows:

“(x)          Anything contained herein to the contrary notwithstanding, other than any prepayment of Term B Loans pursuant to clauses (i), (ii) and (v) of this Section 2.05(b), any payment or prepayment of Term B Loans that is made on or prior to the first anniversary of the Amendment and Waiver Effective Date shall be accompanied by a premium such that the aggregate amount of such prepayment shall be equal to 101% of the principal amount prepaid.”

(g)   Section 7.02(c)(viii) of the Credit Agreement is hereby amended by inserting the following after “$20,000,000” in the second line thereof:

“, provided that, immediately after giving effect to the incurrence of such Indebtedness, the Consolidated Leverage Ratio, determined on a pro forma basis, shall be less than or equal to 4.50:1.00, the calculation thereof to be determined on the basis of the financial information most recently delivered to the Agents and the Lenders pursuant to Section 6.01(a) or (b) as though such Indebtedness had been incurred as of the first day of the  twelve-month period ending as of the last day of the fiscal period covered thereby”.

(h)           Section 7.03(i)(v) of the Credit Agreement is hereby amended by (i) deleting the word “and” before clause (B), and (ii) inserting a new clause (C) at the end of such section  to read as follows:

“, and (C) immediately after giving effect to such purchase or other acquisition, the Consolidated Leverage Ratio, determined on a pro forma basis, shall be less than or equal to 4.50:1.00, the calculation thereof to be determined on the basis of the financial information most recently delivered to the Agents and the Lenders pursuant to Section 6.01(a) or (b) as though such purchase or other acquisition had been consummated as of the first day of the  twelve-month period ending as of the last day of the fiscal period covered thereby, or if such Consolidated Leverage Ratio, determined on a pro forma basis, is greater than 4.50:1.00, any purchase or other acquisition is made with the proceeds of equity contributed by the Investors and their Affiliates to Holdings which is in turn contributed through the Parent to the Borrower; and”.

(i)    Section 7.10(a) of the Credit Agreement is hereby amended by deleting the table therein and inserting a table in its place to read as follows:

Period	Maximum Consolidated Leverage Ratio
Third Fiscal Quarter 2008	6.00:1.00
Fourth Fiscal Quarter 2008	6.90:1.00

First Fiscal Quarter 2009	7.25:1.00
Second Fiscal Quarter 2009	7.25:1.00
Third Fiscal Quarter 2009	6.75:1.00
Fourth Fiscal Quarter 2009	6.50:1.00
First Fiscal Quarter 2010	6.00:1.00
Second Fiscal Quarter 2010	6.00:1.00
Third Fiscal Quarter 2010	5.50:1.00
Fourth Fiscal Quarter 2010 and each fiscal quarter thereafter	5.50:1.00

(j)    Section 7.10(b) of the Credit Agreement is hereby amended by deleting the table therein and inserting a table in its place to read as follows:

Period	Minimum Fixed Coverage Ratio
Third Fiscal Quarter 2008	1.15:1.00
Fourth Fiscal Quarter 2008	1.10:1.00
First Fiscal Quarter 2009	1.00:1.00
Second Fiscal Quarter 2009	1.00:1.00
Third Fiscal Quarter 2009	1.00:1.00
Fourth Fiscal Quarter 2009	1.00:1.00
First Fiscal Quarter 2010	1.10:1.00
Second Fiscal Quarter 2010	1.10:1.00
Third Fiscal Quarter 2010	1.10:1.00
Fourth Fiscal Quarter 2010 and each fiscal quarter thereafter	1.10:1.00

(k)   Schedule IV of the Credit Agreement is hereby deleted in its entirety and replaced with the new Schedule IV attached hereto as Annex A.

SECTION 3.           Conditions to Effectiveness.  Section 1 and 2 of this Amendment and Waiver shall become effective as of the date hereof (the “Amendment and Waiver Effective Date”) when each of the conditions set forth in this Section 3 shall have been fulfilled to the satisfaction of the Administrative Agent.

(a)           The Administrative Agent shall have received counterparts of this Amendment and Waiver, duly executed and delivered on behalf of each of (i) the Loan Parties and (ii) the Required Lenders and the Administrative Agent, or as to any of the foregoing parties, advice reasonably satisfactory to the Administrative Agent that each of the foregoing parties has executed a counterpart of this Amendment and Waiver.

(b)           The Borrower shall have paid all reasonable expenses (including the reasonable fees and expenses of Shearman & Sterling LLP) incurred in connection with the preparation, negotiation and execution of this Amendment and Waiver and other matters relating to the Credit Agreement to the extent invoiced on or prior to the Amendment and Waiver Effective Date.

(c)           The Borrower shall have paid to the Administrative Agent, for the ratable account of each of the Lenders that has executed and delivered a counterpart of this Amendment and Waiver to the Administrative Agent prior to 5:00 PM (New York City time) on October 4,

2007, an amendment fee of 0.25% on the aggregate amount of the Commitments and Loans of such Lender.

(d)           The Administrative Agent shall have received (i) a certificate of the Secretary or an Assistant Secretary of each of the Loan Parties certifying (A) the names and true signatures of the officers of each of the Loan Parties authorized to sign this Amendment and Waiver and the other documents to be delivered hereunder and (B) the resolutions of the Board of Directors of the Loan Parties evidencing approval for this Amendment and Waiver and (ii) a certificate of an officer of each of the Loan Parties certifying (A) that no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body, or any third party to any agreements and instruments is required for the due execution, delivery or performance by each of the Loan Parties of this Amendment and Waiver, (B) the representations and warranties contained in Section 4 of this Amendment and Waiver are true and correct in all material respects (without duplication of any materiality qualifier contained in any such representations and warranties) on and as of such date, after giving effect to this Amendment and Waiver, as though made on and as of such date, other than any such representations or warranties that by their terms refer to a specific date and (C) no Default or Event of Default (other than the Event of Default that is being waived pursuant to this Amendment and Waiver) has occurred and is continuing.

(e)           The Administrative Agent shall have received a favorable opinion of Thompson Hine LLP, counsel to the Loan Parties, on such matters concerning the Loan Parties and this Amendment and Waiver as the Administrative Agent may reasonably request.

(f)            All documents executed or submitted pursuant hereto shall be reasonably satisfactory in form and substance to the Administrative Agent and Shearman & Sterling LLP as counsel to the Administrative Agent.  The Administrative Agent and its counsel shall have received all information and such counterpart originals or such certified or other copies of such materials as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment and Waiver shall be reasonably satisfactory to the Administrative Agent and its counsel.

(g)           No Default or Event of Default (other than the Event of Default that is being waived pursuant to this Amendment and Waiver) shall have occurred and be continuing, or would occur as a result of the transactions contemplated by this Amendment and Waiver.

SECTION 4.           Confirmation of Representations and Warranties.  Each of the Loan Parties hereby represents and warrants, on and as of the date hereof and as of the Amendment No. 4 Effective Date, that the representations and warranties contained in the Credit Agreement and the other Loan Documents are correct and true in all material respects (without duplication of any materiality qualifier contained in any such representations and warranties) on and as of such date, after giving effect to this Amendment and Waiver, as though made on and as of such date, other than any such representations or warranties that by their terms refer to a specific date.

SECTION 5.           Affirmation of Subsidiary Guarantors.  Each Guarantor hereby consents to the amendments and waiver to the Credit Agreement effected hereby, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment and Waiver, the obligations of such Guarantor contained in the Parent Guaranty, in respect of each of Holdings and the Parent, and the Subsidiary Guaranty, in respect of each Subsidiary Guarantor, or in any other Loan Documents to which such Guarantor is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment and Waiver, each reference in the Parent Guaranty and in the Subsidiary Guaranty, as the case may be, and in each of the other Loan Documents to “the Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as modified by this Amendment and Waiver.  Without limiting the generality of the foregoing, the Collateral Documents to which such Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure payment of all of the Secured Obligations (in each case, as defined therein).

SECTION 6.           Reference to and Effect on the Loan Documents.  (a) On and after the effectiveness of this Amendment and Waiver, each reference in the Credit Agreement to “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other transaction documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified by this Amendment.

(b)           The Credit Agreement, as specifically amended by this Amendment and Waiver, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment and Waiver.

(c)           The execution, delivery and effectiveness of this Amendment and Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 7.           Execution in Counterparts.  This Amendment and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment and Waiver by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment and Waiver.

SECTION 8.           Governing Law.  This Amendment and Waiver shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be subject to the jurisdictional and service provisions of the Credit Agreement, as if this were a part of the Credit Agreement.

SECTION 9.           Entire Agreement; Modification.  This Amendment and Waiver constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, there being no other agreements or understandings, oral, written or otherwise, respecting such subject matter, any such agreement or understanding being superseded hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and may not be amended, extended or otherwise modified, except in a writing executed in whole or in counterparts by each party hereto.

[SIGNATURES FOLLOW.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PIERRE FOODS, INC.

By		/s/ Joseph W. Meyers
Joseph W. Meyers
Chief Financial Officer

PIERRE HOLDING CORP.

By		/s/ Joseph W. Meyers
Joseph W. Meyers
Vice President, Finance

PIERRE REAL PROPERTY, LLC

By PIERRE FOODS, INC.

	By	/s/ Joseph W. Meyers
Joseph W. Meyers,
Chief Financial Officer

PF MANAGEMENT, INC.

By		/s/ Joseph W. Meyers
Joseph W. Meyers
Vice President, Finance

FRESH FOODS PROPERTIES, LLC

By PIERRE FOODS, INC.

	By	/s/ Joseph W. Meyers
Joseph W. Meyers,
Chief Financial Officer

CLOVERVALE FARMS, INC.

By		/s/ Joseph W. Meyers
Joseph W. Meyers
Vice President, Finance

CLOVERVALE TRANSPORTATION, INC.

By		/s/ Joseph W. Meyers
Joseph W. Meyers
Vice President, Finance

CHEFS PANTRY, INC.

By		/s/ Joseph W. Meyers
Joseph W. Meyers
Vice President, Finance

ZARTIC, LLC

By		/s/ Joseph W. Meyers
Joseph W. Meyers
Vice President, Finance

ZARTIC REAL PROPERTY, LLC

By PIERRE FOODS, INC.

	By	/s/ Joseph W. Meyers
Joseph W. Meyers,
Chief Financial Officer

ZAR TRAN, LLC

By		/s/ Joseph W. Meyers
Joseph W. Meyers
Vice President, Finance

ZAR TRAN REAL PROPERTY, LLC

By PIERRE FOODS, INC.

	By	/s/ Joseph W. Meyers
Joseph W. Meyers,
Chief Financial Officer

WARFIGHTER FOODS, LLC

By PIERRE FOODS, INC.

By	/s/ Joseph W. Meyers
Joseph W. Meyers,
Chief Financial Officer

WACHOVIA BANK, NATIONAL ASSOCIATION, as
Administrative Agent and Collateral Agent

By	/s/ Kira L. Deter
Name: Kira L. Deter
Title: Vice President

Lenders:

Antares Capital Corporation

By	/s/ Jeffrey A. Skinner
Name: Jeffrey A. Skinner
Title: Duly Authorized Signatory

ANTARES FUNDING, L.P.

By:	The Bank of New York Trust Company, N.A., as Trustee of the Antares Funding Trust created under the Trust Agreement dated as of November 30, 1999, as a Lender

By:	/s/ Leslie Hindley
Name: Leslie Hindley
Title: AVP

Term Loan B2

ARES IIIR/IVR CLO LTD.

By:	ARES CLO MANAGEMENT HIR/IVR, L.P.

By:	ARES CLO GP IIIR/IVR, LLC, ITS GENERAL PARTNER

By:	ARES MANAGEMENT LLC, ITS MANAGER

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

CONFLUENT 2 LIMITED

By:	Ares Private Account Management I, L.P., as Sub-Manager

By:	Ares Private Account Management I GP, LLC, as General Partner

By:	Ares Management LLC, as Manager

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

Term Loan B

MFL ARES ENHANCED LOAN INVESTMENT STRATEGY IR
LTD., as Trustee of the Ares Enhanced Loan Investment Strategy IR Trust

By:	ARES ENHANCED LOAN MANAGEMENT IR, L.P., as Portfolio Manager

By:	Ares Enhanced Loan IR GP, LLC, as its General Partner

By:	Ares Management LLC, as its Manager

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

Ares VR CLO Ltd.

By:	Ares CLO Management VR, L.P., Investment Manager

By:	Ares CLO GP VR, LLC, its General Partner

By:	Ares Management LLC, its Manager

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

ARES XI CLO Ltd.

By:	ARES CLO MANAGEMENT XI, L.P.

By:	ARES CLO GP XI, LLC, ITS GENERAL PARTNER

By:	ARES MANAGEMENT LLC, ITS MANAGER

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

Ares VII CLO Ltd.

By:	Ares CLO Management VIII, L.P., Investment Manager

By:	Ares CLO GP VIII, LLC, Its General Partner

By:	Ares Management LLC, its Manager

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

Lenders:

Atlas Loan Funding (Hartford), LLC

BY:	Atlas Capital Funding, Ltd.

BY:	Structured Asset Investors, LLC Its Investment Manager

By:	/s/ Diana M. Himes
Name: Diana M. Himes
Title: Vice President

Aurum CLO 2002-1 Ltd.

By:	Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.), As Collateral Manager

By:	/s/ Eric S. Meyer
Name: Eric S. Meyer
Title: Director

By:	/s/ Phuong T. Le
Name: Phuong T. Le
Title: Vice President

Ballantyne Funding LLC
as a Lender

By:	/s/ Tara E. Kenny
Name: Tara E. Kenny
Title: Assistant Vice President

Bank of America N.A.

By:	/s/ Jennifer Dekeukelaere
Name: Jennifer Dekeukelaere
Title: Vice President

Ballyrock CLO II Limited
BALLYROCK Investment Advisors LLC,
as Collateral Manager
as a Lender

By:	/s/ Lisa B. Rymut
Name: Lisa B. Rymut
Title: Assistant Treasurer

Fidelity Advisor Series II: Fidelity
Advisor High Income Fund
as a Lender

By:	/s/ Gary Ryan
Name: Gary Ryan
Title: Assistant Treasurer

Fidelity Central Investment Portfolios LLC: Fidelity High Income Central Investment Portfolio 1 as a Lender

By:	/s/ Gary Ryan
Name: Gary Ryan
Title: Assistant Treasurer

Fidelity Fixed Income Trust Fidelity Focused High Income Fund as a Lender

By:	/s/ Gary Ryan
Name: Gary Ryan
Title: Assistant Treasurer

Fidelity Central Investment Portfolios LLC: Fidelity Specialized High Income Central Investment Portfolio as a Lender

By:	/s/ Gary Ryan
Name: Gary Ryan
Title: Assistant Treasurer

Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate Central Investment Portfolio as a Lender

By:	/s/ Gary Ryan
Name: Gary Ryan
Title: Assistant Treasurer

Variable Insurance Products Fund: High Income Portfolio as a Lender

By:	/s/ Gary Ryan
Name: Gary Ryan
Title: Assistant Treasurer

Pyramis High Yield Bond Commingled Pool Pyramis Global Advisors Trust Company as trustee for Pyramis High Yield Bond Commingled Pool as a Lender

By:	/s/ Geoff W. Johnson
Name: Geoff W. Johnson
Title: Vice President

General Motors Trust Bank, National Association Pyramis Global Advisors Trust Company, as Investment Manager Under Power of Attorney as a Lender

By:	/s/ Geoff W. Johnson
Name: Geoff W. Johnson
Title: Vice President

General Motors Investment Management Corp Pyramis Global Advisors Trust Company, as Investment Manager Under Power of Attorney as a Lender

By:	/s/ Geoff W. Johnson
Name: Geoff W. Johnson
Title: Vice President

Callidus Debt Partners CLO Fund II, Ltd.

By: Its Collateral Manager,
Callidus Capital Management, LLC

By:	/s/ Peter R. Bennitt
Name: Peter R. Bennitt
Title: Principal

Beecher CBNA Loan Funding LLC

By:	/s/ Beata Konopko
Name: Beata Konopko
Title: Attorney-In-Fact

Bushnell CBNA Loan Funding LLC, for itself or as agent for Bushnell CFPI Loan Funding LLC

By:	/s/ Beata Konopko
Name: Beata Konopko
Title: Attorney-In-Fact

Callidus Debt Partners CLO Fund III Ltd.

By: Its Collateral Manager, Callidus Capital Management, LLC

By:	/s/ Peter R. Bennitt
Name: Peter R. Bennitt
Title: Principal

Callidus Debt Partners CLO Fund IV Ltd.

By: Its Collateral Manager, Callidus Capital Management, LLC

By:	/s/ Peter R. Bennitt
Name: Peter R. Bennitt
Title: Principal

Callidus Debt Partners CLO Fund V, Ltd.

By: Its Collateral Manager, Callidus Capital Management, LLC

By:	/s/ Peter R. Bennitt
Name: Peter R. Bennitt
Title: Principal

Callidus Debt Partners CLO Fund VI, Ltd.

By: Its Collateral Manager, Callidus Capital Management, LLC

By:	/s/ Peter R. Bennitt
Name: Peter R. Bennitt
Title: Principal

CIT Lending Services as a Lender

By:	/s/ Kenneth R. Geiger
Name: Kenneth R. Geiger
Title: Vice President

Confluent 3 Limited

By: Morgan Stanley Investment Management Inc. as Investment Manger as a Lender

By:	/s/ John Hayes
Name: John Hayes
Title: Executive Director

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH as a Lender

By:	/s/ Peter Glawe
Name: Peter Glawe
Title: Vice President

By:	/s/ Andrew Sherman
Name: Andrew Sherman
Title: Executive Director

CUNA Mutual Life Insurance Company By: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.), in its Capacity as Investment Manager

By:	/s/ Eric S. Meyer
Name: Eric S. Meyer
Title: Director

By:	/s/ Phuong T. Le
Name: Phuong T. Le
Title: Vice President

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO IV, LTD., or an affiliate as a Lender

By:	/s/ David P. Dekker
Name: David P. Dekker
Title: Chief Financial Officer

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO V, LTD., or an affiliate as a Lender

By:	/s/ David P. Dekker
Name: David P. Dekker
Title: Chief Financial Officer

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VII, LTD., or an affiliate as a Lender

By:	/s/ David P. Dekker
Name: David P. Dekker
Title: Chief Financial Officer

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VIII, LTD., or an affiliate as a Lender

By:	/s/ David P. Dekker
Name: David P. Dekker
Title: Chief Financial Officer

EAGLE LOAN TRUST By: Stanfield Capital Partners, LLC as its Collateral Manager as a Lender

By:	/s/ David Frey
Name: David Frey
Title: Managing Director

Flagship CLO III By: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.), As Collateral Manager

By:	/s/ Eric S. Meyer
Name: Eric S. Meyer
Title: Director

By:	/s/ Phuong T. Le
Name: Phuong T. Le
Title: Vice President

Flagship CLO IV By: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.), As Collateral Manager

By:	/s/ Eric S. Meyer
Name: Eric S. Meyer
Title: Director

By:	/s/ Phuong T. Le
Name: Phuong T. Le
Title: Vice President

Flagship CLO V By: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.), As Collateral Manager

By:	/s/ Eric S. Meyer
Name: Eric S. Meyer
Title: Director

By:	/s/ Phuong T. Le
Name: Phuong T. Le
Title: Vice President

Flagship CLO VI By: Deutsche Investment Management Americas, Inc. As Collateral Manager

By:	/s/ Eric S. Meyer
Name: Eric S. Meyer
Title: Director

By:	/s/ Phuong T. Le
Name: Phuong T. Le
Title: Vice President

THE FOOTHILL GROUP, INC.

By:	/s/ Dennis R. Ascher
Name: Dennis R. Ascher
Title: SR VP

FOOTHILL CLO I Ltd.

By:	The Foothill Group, Inc., as attorney-in-fact

By:	/s/ Dennis R. Ascher
Name: Dennis R. Ascher
Title: SR VP

Grand Central Asset Trust, ALAD Series as Lender

By:	/s/ Janet Haack
Name: Janet Haack
Title: As Attorney In Fact

General Electric Capital Corporation

By:	/s/ Jeffrey A. Skinner
Name: Jeffrey A. Skinner
Title: Duly Authorized Signatory

General Electric Capital Corporation, as Administrator for GE CFS Loan Holding, 2006-2 LLC as a Lender

By:	/s/ Dwayne L. Coker
Name: Dwayne L. Coker
Title: Duly Authorized Signatory

General Electric Capital Corporation, as Administrator for Merritt CLO Loan Holding LLC as a Lender

By:	/s/ Dwayne L. Coker
Name: Dwayne L. Coker
Title: Duly Authorized Signatory

Grand Central Asset Trust, ALAD Series as a Lender

By:	/s/ Janet Haack
Name: Janet Haack
Title: As Attorney In Fact

Harch CLO II Limited

By:	/s/ Michael E. Lewitt
Name: Michael E. Lewitt
Title: Authorized Signatory

Harch CLO III Limited

By:	/s/ Michael E. Lewitt
Name: Michael E. Lewitt
Title: Authorized Signatory

Hartford Institutional Trust, on behalf of its Floating Rate Bank Loan Series

By: Hartford Investment Management Company, its Investment Manger

By:	/s/ Francisco Bisseu
Name: Francisco Bisseu
Title: VP

The Hartford Mutual Funds, Inc., on behalf of the Hartford Floating Rate Fund by Hartford Investment Management Company, its sub-advisor, as a lender

By:	/s/ Francisco Bisseu
Name: Francisco Bisseu
Title: VP

Landmark II CDO Limited by Aladdin Capital Management, LLC, as Manager

By:	/s/ Thomas E. Bancroft
Name: Thomas E. Bancroft
Title: Designated Signatory

Landmark X CDO Limited by Aladdin Capital Management, LLC, as Manager

By:	/s/ Thomas E. Bancroft
Name: Thomas E. Bancroft
Title: Designated Signatory

LaSalle Bank National Association as Lender

By:	/s/ Anthony M. Buehler
Name: Anthony M. Buehler
Title: First Vice President

MAPS CLO Fund II, Ltd. By: Its Collateral Manager, Callidus Capital Management, LLC

By:	/s/ Peter R. Bennitt
Name: Peter R. Bennitt
Title: Principal

MORGAN STANLEY PRIME INCOME TRUST

By:	/s/ John Hayes
Name: John Hayes
Title: Executive Director

NAVIGATOR CDO 2004, LTD, as a Lender

By:	Antares Asset Management Inc., as Collateral Manager

By:	/s/ John Campos
Name: John Campos
Title: Authorized Signatory

NAVIGATOR CDO 2006, LTD, as a Lender

By:	GE Asset Management Inc., as Collateral Manager

By:	/s/ John Campos
Name: John Campos
Title: Authorized Signatory

PANGAEA CLO 2007-1 LTD as Lender

By:	/s/ Michael P. King
Name: Michael P. King
Title: Senior Managing Director

Prospero CLO I B.V.

By:	/s/ Eric Hurshman
Name: Eric Hurshman
Title: Attorney-In-Fact

Prospero CLO II B.V.

By:	/s/ Eric Hurshman
Name: Eric Hurshman
Title: Attorney-In-Fact

QUALCOMM Global Trading, Inc. By: Morgan Stanley Investment Management Inc. as Investment Manager as a Lender

By:	/s/ John Hayes
Name: John Hayes
Title: Executive Director

Schooner CDO, LTD
By: Deutsche Investment Management Americas, Inc.
As Interim Collateral Manager

By:	/s/ Eric S. Meyer
Name: Eric S. Meyer
Title: Director

By:	/s/ Phuong T. Le
Name: Phuong T. Le
Title: Vice President

Stanfield Amage CLO Ltd.

By: Stanfield Capital Partners, LLC as its Collateral Manager as a Lender

By:	/s/ David Frey
Name: David Frey
Title: Managing Director

Stanfield AZURE CLO, Ltd. By: Stanfield Capital Partners, LLC as its Collateral Manager as a Lender

By:	/s/ David Frey
Name: David Frey
Title: Managing Director

Stanfield Bristol CLO, Ltd. By: Stanfield Capital Partners, LLC as its Collateral Manager as a Lender

By:	/s/ David Frey
Name: David Frey
Title: Managing Director

Stanfield Carrera CLO, Ltld. By: Stanfield Capital Partners, LLC as its Collateral Manager as a Lender

By:	/s/ David Frey
Name: David Frey
Title: Managing Director

Stanfield Daytona CLO, Ltd By: Stanfield Capital Partners, LLC as its Collateral Manager as a Lender

By:	/s/ David Frey
Name: David Frey
Title: Managing Director

Stanfield McLaren CLO, Ltd. By: Stanfield Capital Partners, LLC as its Collateral Manager as a Lender

By:	/s/ David Frey
Name: David Frey
Title: Managing Director

Stanfield Modena CLO, Ltd. By: Stanfield Capital Partners, LLC as its Asset Manager as a Lender

By:	/s/ David Frey
Name: David Frey
Title: Managing Director

Stanfield Vantage CLO, Ltd. By: Stanfield Capital Partners, LLC as its Asset Manager as a Lender

By:	/s/ David Frey
Name: David Frey
Title: Managing Director

The Sumitomo Trust and Banking Co, Ltd. New York Branch as a Lender

By:	/s/ Elizabeth A. Quirk
Name: Elizabeth A. Quirk
Title: Vice President

WB Loan Funding 1, LLC

By:	/s/ Diana M. Himes
Name: Diana M. Himes
Title: Vice President

Venture III CDO Limited By its investment advisor, MJX Asset Management LLC

By:	/s/ John J. Wagner
Name: John J. Wagner
Title: Managing Director

Venture IV CDO Limited By its investment advisor, MJX Asset Management LLC

By:	/s/ John J. Wagner
Name: John J. Wagner
Title: Managing Director

Venture V CDO Limited By its investment advisor, MJX Asset Management LLC

By:	/s/ John J. Wagner
Name: John J. Wagner
Title: Managing Director

Venture VII CDO Limited By its investment advisor, MJX Asset Management LLC

By:	/s/ John J. Wagner
Name: John J. Wagner
Title: Managing Director

Venture IX CDO Limited By its investment advisor, MJX Asset Management LLC

By:	/s/ John J. Wagner
Name: John J. Wagner
Title: Managing Director

VAN KAMPEN SENIOR LOAN FUND By: Van Kampen Asset Management as a Lender

By:	/s/ Christina Jamieson
Name: Christina Jamieson
Title: Managing Director

VAN KAMPEN SENIOR INCOME TRUST By: Van Kampen Asset Management as a Lender

By:	/s/ Christina Jamieson
Name: Christina Jamieson
Title: Managing Director

ANNEX A

SCHEDULE IV TO THE CREDIT AGREEMENT

CONSOLIDATED EBITDA ADJUSTMENTS

($ in Millions)

	Fiscal 2007		Fiscal 2008
	Q3	Q4	Q1	Q2	Q3	Q4
Zartic Acquisition Adjustments	$2.6	$1.6	$0.8	$0.2	$0.1	$0.0
Transaction Adjustments	0.0	12.5	0.0	0.0	0.0	0.0
Nonrecurring Expenses	0.0	0.0	1.6	1.9	0.5	0.1
Run Rate Adjustments	0.0	0.0	2.4	2.4	0.0	0.0
Other Pro Forma Adjustments	0.0	0.0	(0.4)	(0.2)	0.0	0.0
Total Adjustments	$2.6	$14.2	$4.4	$4.3	$0.7	$0.1